SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



Date of Report :  December 10, 1999

(Date of earliest event reported)

Commission File No.:   333-59167-02

DLJ Commercial Mortgage Corp.
Commercial Mortgage Pass-Through Certificates
Series 1999- CG1
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)


52-6984770               52-6984771
52-2167413               52-2168789
52-2168135
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On December 10, 1999 distribution was made to holders of DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates
Series 1999- CG1


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)   Monthly  report  distributed  to holders of Commercial  Mortgage
            Pass-Through Certificates, Series 1999-CG1 Trust, relating to the
            December 10, 1999 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DLJ Commercial Mortgage Corp.
Commercial Mortgage Pass-Through Certificates
Series 1999- CG1


December 24, 1999   by Norwest Bank Minnesota, N.A., as Trustee
                   /s/ Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)   Monthly  report  distributed  to holders of Commercial  Mortgage
            Pass-Through Certificates, Series 1999-CG1 Trust, relating to the
            December 10, 1999 distribution